FIRST AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of July 12, 2013, is among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013 (as renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that Martin Resource LLC, a wholly-owned direct subsidiary of Martin Resource Management Corporation (“MRLLC”), intends to enter into a Membership Interest Purchase Agreement with Alinda Capital Partners II Ltd. and certain of its affiliates (collectively, the “Buyer”), pursuant to which the Buyer has agreed to purchase 49% of the voting interests (and 50% of the economic interests) in Martin Midstream GP LLC, the sole general partner of the MLP (the “MLP General Partner”). To effectuate such transaction, the Borrower has informed the Administrative Agent and the Lenders that (a) MRLLC intends to form a new subsidiary, MMGP Holdings LLC (“GP Holdco”), (b) MRLLC intends to contribute 100% of the equity interests in the MLP General Partner to GP Holdco, and (c) in exchange for certain cash payments and other consideration, MRLLC intends to sell to the Buyer 49% of the voting interests (and 50% of the economic interests) in GP Holdco, and MRLLC intends to retain 51% of the voting interests (and 50% of the economic interests) in GP Holdco (the “Proposed Disposition”);

WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders amend the Credit Agreement in connection with the Proposed Disposition to reflect the change set forth below;

WHEREAS, the Administrative Agent and Required Lenders have agreed to such request, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower and MLP agree that a Change of Control has not occurred, and desire to hereby amend the definition of Change of Control to eliminate any doubt after giving effect to the Proposed Disposition.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Unless otherwise defined in this First Amendment, terms used in this First Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this First Amendment.

SECTION 2.Amendment to Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 of this First Amendment, clause (c) of the definition of Change of Control in Section 1.01 of the Credit Agreement (Defined Terms) shall be amended in its entirety to read as follows:

“(c)         Martin Resource ceases to own and control of record, directly or indirectly, a majority of the voting equity interests in the MLP General Partner;”.

SECTION 3.Conditions of Effectiveness. This First Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:

(a)the Administrative Agent has received a counterpart of this First Amendment executed by the Borrower, the MLP, the Administrative Agent, and Required Lenders (which may be by telecopy or other electronic transmission);

(b)the Borrower has paid any fees and expenses due and payable on the date hereof; and

(c)the Administrative Agent has received such other documents as may be reasonably required by the Administrative Agent.

SECTION 4.Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to enter into this First Amendment, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This First Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date, except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.Effect of Amendment.

(a)    This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

(b)    Each of the undersigned Guarantors is executing this First Amendment in order to evidence that it hereby consents to and accepts the terms and conditions of this First Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this First Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this First Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

SECTION 6.Miscellaneous. This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this First Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION 7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership,
as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC,
a Delaware limited liability company,
as a Guarantor

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation,
as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

REDBIRD GAS STORAGE LLC,
a Delaware limited liability company,
as a Guarantor

By:	MARTIN OPERATING PARTNERSHIP L.P., its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company,
as a Guarantor

By:     MARTIN OPERATING PARTNERSHIP L.P.,
its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company,
as a Guarantor

By:     MARTIN OPERATING PARTNERSHIP L.P.,
its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:    /s/ Yvonne Brazier
Yvonne Brazier
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as a Lender and as L/C Issuer

By:    /s/Jason S. York
Jason S. York
Authorized Signatory

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

Wells Fargo Bank, N.A.,
as a Lender

By:    /s/ Brandon Kast
Name: Brandon Kast
Title: Assistant Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:    /s/ Stuart Gibson
Name: Stuart Gibson
Title: Authorised Signatory

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK,
as a Lender

By:    /s/ David Valentine
Name: David Valentine
Title: Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:    /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:    /s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Julie Castano
Name: Julie Castano
Title: SVP

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK,
as a Lender

By:    /s/ Brandon Kelley
Name: Brandon Kelley
Title: Senior Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK,
as a Lender

By:    /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CADENCE BANK, N.A.,
as a Lender

By:    /s/ Steven Taylor
Name: Steven Taylor
Title: Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as a Lender

By:    /s/ Daniel A Davis
Name: Daniel A. Davis
Title: SVP

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK,
as a Lender

By:    /s/ Brian Enzler
Name: Brian Enzler
Title: Senior Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS,
as a Lender

By:    /s/ Daniel Payer
Name: Daniel Payer
Title: Managing Director

By:    /s/ Jarrett C. Price
Name: Jarrett C. Price
Title: Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ Kazuhisa Matsuda
Name: Kazuhisa Matsuda
Title: Managing Director

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Elizabeth Willis
Name: Elizabeth Willis
Title: Assistant Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION
as a Lender

By:    /s/ Bobby Hamilton
Name:    Bobby Hamilton
Title: Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

CIT FINANCE LLC,
as a Lender

By:    /s/John Feeley
Name: John Feeley
Title: VP

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

ONEWEST BANK, FSB,
as a Lender

By:    /s/ Sean Murphy
Name: Sean Murphy
Title: Executive Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:    /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SOVEREIGH BANK, N.A.,
as a Lender

By:    /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:    /s/ David O'Driscoll
Name: David O'Driscoll
Title: Senior Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WHITNEY BANK,
as a Lender

By:    /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Senior Vice President

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]